Exhibit 99.2

Contact:	Sandra Sternberg
Maya Pogoda
Sitrick And Company
310-788-2850

IBC Requests Extension of Exclusivity

In Talks With Investors to Obtain Plan Funding

Seeks Modifications to Existing Collective Bargaining Agreements by September 30

Kansas City, MO – September 13, 2007 -- Interstate Bakeries Corporation (IBC) (OTC:IBCIQ.PK) today filed a motion with the U.S. Bankruptcy Court requesting an extension of its exclusive period in which to file a Plan of Reorganization through January 15, 2008 and its exclusive period to solicit acceptances of any Plan of Reorganization through March 15, 2008.  The current exclusivity periods are scheduled to expire October 5, 2007 and December 5, 2007, respectively.
The Company has contacted more than 50 potential investors and has received significant interest to fund the Company's business plan that will provide IBC with sufficient liquidity to continue operations, position it for future success and maximize value of the bankruptcy estates.  There can be no assurance, however, that the necessary financing to fund the plan will be provided to the Company on acceptable terms or at all.
The request to extend exclusivity is predicated on achieving agreements with the Company’s two principal unions by September 30, 2007.  In addition, the indications of interest for the financing of the business plan that have been received mandate that such agreements have been reached.  The proposed modifications to existing collective bargaining agreements call for union alignment to a more capable and more cost-effective Path-to-Market, specific health and welfare concessions, and increased work rule flexibility. IBC’s two principal labor unions are the Bakery, Confectionery, Tobacco Workers and Grain Millers International Union (BCTGM) and the International Brotherhood of Teamsters (IBT). If such agreements are not reached, the Company, in the same motion, has alternatively asked the Court for interim approval of a 30-day extension from the existing deadline to file a plan of reorganization and a 30-day extension from the existing deadline to solicit acceptances in order to allow sufficient time to formulate a rational strategy for maximizing value of the bankruptcy estates, including a sale of the Company and/or its assets in its entirety or in a series of transactions.
“Time is of the essence,” according to the filing.  The Company’s debtor-in-possession financing agreement is currently scheduled to expire on February 9, 2008. IBC does not expect the financing agreement will be extended unless its emergence from Chapter 11 protection is imminent.  Additionally, the Company believes that it will be extremely difficult in the current market environment to find alternative debtor-in-possession financing, making the financing of the Company's business plan and achievement of agreements with its two principal labor unions even more critical to IBC’s ability to survive.
The Company said it plans to transition its decades-old, high-cost “one-size-fits-all” traditional route delivery structure to an advanced path-to-market structure it believes creates better jobs for sales employees and will significantly drive selling and delivery productivity.
To effect the change, however, the Company said it requires flexibility to meet constantly changing market demands.  “Currently, IBC is hindered by work rules under its collective bargaining agreements that prohibitively restrict how it can operate its business,” the Company said in its filing.  “These agreements must be modified for the business plan to be implemented.”
The Company has made significant progress with the BCTGM on finding solutions to the challenges it is facing, including Path-to-Market and cost structure issues, but discussions with the IBT “have not been fruitful,” the Company said in court documents.
About the Company
Interstate Bakeries Corporation is one of the nation’s largest commercial bakers and distributors of fresh-baked bread and sweet goods, sold under various brand names, including Wonder®, Merita®, Home Pride®, Baker’s Inn®, Hostess®, Drake’s®, and Dolly Madison®. The company is headquartered in Kansas City, Missouri.

Forward-Looking Statement

Some information contained in this press release may be forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are not historical in nature and include statements that reflect, when made, the Company’s views with respect to current events and financial performance. These forward-looking statements can be identified by forward-looking words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “could,” “should” and “continue” or similar words. These forward-looking statements may also use different phrases. All such forward-looking statements are and will be subject to numerous risks and uncertainties, many of which are beyond our control that could cause actual results to differ materially from such statements. Factors that could cause actual results to differ materially include, without limitation: the ability of the Company to continue as a going concern; the evaluation of various alternatives, including, but not limited to, the sale of some or all of its assets, infusion of capital, debt restructuring and the filing and ultimate approval of a plan of reorganization with the Bankruptcy Court, or any combination of these options; the Company’s ability to implement its business plan developed as a basis for its discussion regarding one or more plans of reorganization; the Company’s ability to obtain concessions from its unionized workforce to reduce costs and allow for greater flexibility in the method and manner of distributing its products; risks associated with the Company’s restructuring activities, including the risks associated with achieving the desired savings; the ability of the Company to operate pursuant to the covenants, terms and certifications of its DIP financing facility as amended and restated; the ability of the Company to obtain court approval with respect to motions in the Chapter 11 proceeding filed by it from time to time; the ability of the Company to negotiate an extension (if necessary) or refinance its DIP financing facility, which expires on February 9, 2008; the ability of the Company to develop, propose, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 proceeding; risks associated with failing to obtain court approval for one or more extensions to the exclusivity period for the Company to propose and confirm one or more plans of reorganization or with third parties seeking and obtaining court approval to terminate or shorten any such exclusivity period, for the appointment of a Chapter 11 trustee or to convert the Chapter 11 proceeding to a Chapter 7 proceeding; risks associated with cost increases in materials, ingredients, energy and employee wages and benefits; the Company’s ability to successfully reject unfavorable contracts and leases; the duration of the Chapter 11 process;  the ability of the Company to obtain and maintain adequate terms with vendors and service providers; the potential adverse impact of the Chapter 11 proceeding on the Company’s liquidity or results of operations; the instructions, orders and decisions of the bankruptcy court and other effects of legal and administrative proceedings, settlements, investigations and claims; the significant time that will be required by management to structure and implement a plan of reorganization, as well as to evaluate the Company’s various alternatives discussed above; risks associated with product price increases, including the risk that such actions will not effectively offset inflationary cost pressures and may adversely impact sales of the Company’s products; the effectiveness of the Company’s efforts to hedge its exposure to price increases with respect to various ingredients and energy; the ability of the Company to attract, motivate and/or retain key executives and employees; changes in our relationship with employees and the unions that represent them; successful implementation of information technology improvements; obligations and uncertainties with respect to a defined benefit pension plan to which we contribute; costs associated with increased contributions to single employer, multiple employer or multi-employer pension plans; the impact of any withdrawal liability arising under the Company’s multi-employer pension plans as a result of prior actions or current consolidations; the effectiveness and adequacy of our information and data systems; changes in general economic and business conditions (including in the bread and sweet goods markets); changes in consumer tastes or eating habits; acceptance of new product offerings by consumers and the Company’s ability to expand existing brands; the performance of the Company’s recent new product introductions, including the success of such new products in achieving and retaining market share; the effectiveness of advertising and marketing spending; any inability to protect and maintain the value of the Company’s intellectual property; future product recalls or food safety concerns; actions of competitors, including pricing policy and promotional spending; bankruptcy filings by customers; costs associated with environmental compliance and remediation; actions of governmental entities, including regulatory requirements; the outcome of legal proceedings to which we are or may become a party; business disruption from terrorist acts, our nation’s response to such acts and acts of war; and other factors.  These statements speak only as of the date of this press release, and we disclaim any intention or obligation to update or revise any forward-looking statements to reflect new information, future events or developments or otherwise, except as required by law. We have provided additional information in our filings with the SEC, which readers are encouraged to review, concerning other factors that could cause actual results to differ materially from those indicated in the forward-looking statements.

Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the Company’s various pre-petition liabilities, common stock and/or other equity securities. No assurance can be given as to what values, if any, will be ascribed in the Chapter 11 proceeding to each of these liabilities and/or securities. Accordingly, the Company urges that the appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities.